Other long-term liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Severance indemnity	$ 1,547	[1]	$ 1,681	[1]
Business Acquisition Contingent Consideration Potential Cash Payment	878	[2]	856	[2]
Deferred lease inducements	16		69
OtherLiabilitiesNoncurrent	$ 2,441		$ 2,606

[1]	Italian law requires companies to make a mandatory termination payment to employees. It is paid, as a lump sum, when the employment ends for any reason such as retirement, resignation or layoff. The severance indemnity liability is calculated in accordance with local civil and labour laws based on each employee’s length of service, employment category and remuneration. There is no vesting period or funding requirement associated with the liability. The liability recorded in the consolidated balance sheet is the amount that the employee would be entitled to if the employee terminates immediately. This liability for severance indemnities relates primarily to the Company’s employees in Italy.
[2]	The total purchase price to acquire AFV also includes earn-out payments payable in the Company's shares and tied to revenue and production milestones to be achieved no later than December 31, 2014. This contingent consideration is estimated to have a fair value of $427 as at December 31, 2013 (December 31, 2012 - $442).